AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts	Three Months Ended			Nine Months Ended
Unaudited	September 30,		Percent	September 30,		Percent
	2017	2016	Change	2017	2016	Change
Operating Revenues
Service	$36,378	$37,272	-2.4%	$109,372	$111,515	-1.9%
Equipment	3,290	3,618	-9.1%	9,498	10,430	-8.9%
Total Operating Revenues	39,668	40,890	-3.0%	118,870	121,945	-2.5%

Operating Expenses
Cost of services and sales
Equipment	4,191	4,455	-5.9%	12,177	13,090	-7.0%
Broadcast, programming and operations	5,284	4,909	7.6%	15,156	14,239	6.4%
Other cost of services (exclusive of depreciation and amortization shown separately below)	9,431	9,526	-1.0%	27,714	28,436	-2.5%
Selling, general and administrative	8,317	9,013	-7.7%	24,917	26,363	-5.5%
Depreciation and amortization	6,042	6,579	-8.2%	18,316	19,718	-7.1%
Total Operating Expenses	33,265	34,482	-3.5%	98,280	101,846	-3.5%
Operating Income	6,403	6,408	-0.1%	20,590	20,099	2.4%
Interest Expense	(1,686)	(1,224)	37.7%	(4,374)	(3,689)	18.6%
Equity in Net Income (Loss) of Affiliates	11	16	-31.3%	(148)	57	-%
Other Income (Expense) - Net	246	(7)	-%	354	154	-%
Income Before Income Taxes	4,974	5,193	-4.2%	16,422	16,621	-1.2%
Income Tax Expense	1,851	1,775	4.3%	5,711	5,803	-1.6%
Net Income	3,123	3,418	-8.6%	10,711	10,818	-1.0%
Less: Net Income Attributable to Noncontrolling Interest	(94)	(90)	4.4%	(298)	(279)	6.8%
Net Income Attributable to AT&T	$3,029	$3,328	-9.0%	$10,413	$10,539	-1.2%

Basic Earnings Per Share Attributable to AT&T	$0.49	$0.54	-9.3%	$1.69	$1.70	-0.6%
Weighted Average Common Shares Outstanding (000,000)	6,162	6,168	-0.1%	6,164	6,171	-0.1%

Diluted Earnings Per Share Attributable to AT&T	$0.49	$0.54	-9.3%	$1.69	$1.70	-0.6%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,182	6,189	-0.1%	6,184	6,191	-0.1%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Sep. 30,	Dec. 31,
	2017	2016
Assets
Current Assets
Cash and cash equivalents	$48,499	$5,788
Accounts receivable - net of allowances for doubtful accounts of $741 and $661	15,876	16,794
Prepaid expenses	1,258	1,555
Other current assets	10,724	14,232
Total current assets	76,357	38,369
Property, Plant and Equipment - Net	126,462	124,899
Goodwill	105,668	105,207
Licenses	96,071	94,176
Customer Lists and Relationships - Net	11,573	14,243
Other Intangible Assets - Net	7,775	8,441
Investments in Equity Affiliates	1,627	1,674
Other Assets	18,332	16,812
Total Assets	$443,865	$403,821

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$8,551	$9,832
Accounts payable and accrued liabilities	28,928	31,138
Advanced billing and customer deposits	4,503	4,519
Accrued taxes	2,703	2,079
Dividends payable	3,008	3,008
Total current liabilities	47,693	50,576
Long-Term Debt	154,728	113,681
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	64,381	60,128
Postemployment benefit obligation	31,231	33,578
Other noncurrent liabilities	19,723	21,748
Total deferred credits and other noncurrent liabilities	115,335	115,454
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	89,527	89,604
Retained earnings	36,074	34,734
Treasury stock	(12,716)	(12,659)
Accumulated other comprehensive income	5,580	4,961
Noncontrolling interest	1,149	975
Total stockholders' equity	126,109	124,110
Total Liabilities and Stockholders' Equity	$443,865	$403,821

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions	Nine Months Ended
Unaudited	September 30,
	2017	2016
Operating Activities
Net income	$10,711	$10,818
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,316	19,718
Undistributed loss (earnings) from investments in equity affiliates	171	(22)
Provision for uncollectible accounts	1,216	1,036
Deferred income tax expense	3,254	3,011
Net loss (gain) from sale of investments, net of impairments	(114)	(88)
Actuarial loss (gain) on pension and postretirement benefits	(259)	-
Changes in operating assets and liabilities:
Accounts receivable	(652)	(1,108)
Other current assets	(106)	1,805
Accounts payable and other accrued liabilities	(1,437)	(1,173)
Equipment installment receivables and related sales	1,116	207
Deferred fulfillment costs	(1,102)	(1,883)
Retirement benefit funding	(420)	(770)
Other - net	(1,420)	(2,349)
Total adjustments	18,563	18,384
Net Cash Provided by Operating Activities	29,274	29,202

Investing Activities
Capital expenditures:
Purchase of property and equipment	(15,756)	(15,283)
Interest during construction	(718)	(669)
Acquisitions, net of cash acquired	1,154	(2,922)
Dispositions	56	184
(Purchases) sales of securities, net	(2)	501
Net Cash Used in Investing Activities	(15,266)	(18,189)

Financing Activities
Issuance of long-term debt	46,761	10,140
Repayment of long-term debt	(10,309)	(10,688)
Purchase of treasury stock	(460)	(444)
Issuance of treasury stock	26	137
Dividends paid	(9,030)	(8,850)
Other	1,715	(534)
Net Cash Provided by (Used in) Financing Activities	28,703	(10,239)
Net increase in cash and cash equivalents	42,711	774
Cash and cash equivalents beginning of year	5,788	5,121
Cash and Cash Equivalents End of Period	$48,499	$5,895

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts	Three Months Ended			Nine Months Ended
Unaudited	September 30,		Percent	September 30,		Percent
	2017	2016	Change	2017	2016	Change
Capital expenditures
Purchase of property and equipment	$5,006	$5,581	-10.3%	$15,756	$15,283	3.1%
Interest during construction	$245	$232	5.6%	$718	$669	7.3%

Dividends Declared per Share	$0.49	$0.48	2.1%	$1.47	$1.44	2.1%

End of Period Common Shares Outstanding (000,000)				6,139	6,141	-%
Debt Ratio				56.4%	50.1%	630	BP
Total Employees				256,800	273,140	-6.0%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				September 30,		Percent
				2017	2016	Change
Wireless Subscribers
Domestic				138,826	133,338	4.1%
Mexico				13,779	10,698	28.8%
Total Wireless Subscribers				152,605	144,036	5.9%

Total Branded Wireless Subscribers				106,098	100,821	5.2%

Video Connections
Domestic				25,110	25,321	-0.8%
PanAmericana				8,201	7,139	14.9%
Brazil				5,289	5,337	-0.9%
Total Video Connections				38,600	37,797	2.1%

Broadband Connections
IP				14,384	13,715	4.9%
DSL				1,331	1,903	-30.1%
Total Broadband Connections				15,715	15,618	0.6%

Voice Connections
Network Access Lines				12,249	14,603	-16.1%
U-verse VoIP Connections				5,774	5,707	1.2%
Total Retail Consumer Voice Connections				18,023	20,310	-11.3%

	Three Months Ended			Nine Months Ended
	September 30,		Percent	September 30,		Percent
	2017	2016	Change	2017	2016	Change
Wireless Net Additions
Domestic	2,323	1,532	51.6%	6,686	4,674	43.0%
Mexico	697	743	-6.2%	1,806	2,014	-10.3%
Total Wireless Net Additions	3,020	2,275	32.7%	8,492	6,688	27.0%

Total Branded Wireless Net Additions	1,156	1,285	-10.0%	2,782	3,881	-28.3%

Video Net Additions
Domestic	(90)	(2)	-%	(450)	(103)	-%
PanAmericana	98	(36)	-%	163	73	-%
Brazil	(230)	(12)	-%	(260)	(107)	-%
Total Video Net Additions	(222)	(50)	-%	(547)	(137)	-%

Broadband Net Additions
IP	150	171	-12.3%	520	447	16.3%
DSL	(121)	(194)	37.6%	(410)	(607)	32.5%
Total Broadband Net Additions	29	(23)	-%	110	(160)	-%

BUSINESS SOLUTIONS

The Business Solutions segment provides services to business customers, including multinational companies; governmental and wholesale customers; and individual subscribers who purchase wireless services through employer-sponsored plans. We provide advanced IP-based services including Virtual Private Networks (VPN); Ethernet-related products and broadband, collectively referred to as strategic business services; as well as traditional data and voice products. We utilize our wireless and wired networks (referred to as “wired” or “wireline”) to provide a complete communications solution to our business customers.

Segment Results
Dollars in millions	Three Months Ended				Nine Months Ended
Unaudited	September 30,		Percent		September 30,		Percent
	2017	2016	Change		2017	2016	Change
Segment Operating Revenues
Wireless service	$8,034	$8,050	-0.2%		$23,969	$23,868	0.4%
Fixed strategic services	3,087	2,913	6.0%		9,089	8,469	7.3%
Legacy voice and data services	3,434	4,042	-15.0%		10,572	12,577	-15.9%
Other service and equipment	852	886	-3.8%		2,513	2,619	-4.0%
Wireless equipment	1,654	1,876	-11.8%		4,873	5,422	-10.1%
Total Segment Operating Revenues	17,061	17,767	-4.0%		51,016	52,955	-3.7%

Segment Operating Expenses
Operations and support expenses	10,233	10,925	-6.3%		30,722	32,584	-5.7%
Depreciation and amortization	2,325	2,539	-8.4%		6,972	7,568	-7.9%
Total Segment Operating Expenses	12,558	13,464	-6.7%		37,694	40,152	-6.1%
Segment Operating Income	4,503	4,303	4.6%		13,322	12,803	4.1%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Segment Contribution	$4,503	$4,303	4.6%		$13,322	$12,803	4.1%

Segment Operating Income Margin	26.4%	24.2%			26.1%	24.2%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,		Percent
					2017	2016	Change
Business Solutions Wireless Subscribers
Postpaid/Branded					51,412	50,014	2.8%
Reseller					77	58	32.8%
Connected Devices					35,909	29,355	22.3%
Total Business Solutions Wireless Subscribers					87,398	79,427	10.0%

Business Solutions IP Broadband Connections					1,017	963	5.6%

	Three Months Ended				Nine Months Ended
	September 30,		Percent		September 30,		Percent
	2017	2016	Change		2017	2016	Change
Business Solutions Wireless Net Additions
Postpaid/Branded	15	191	-92.1%		(74)	509	-%
Reseller	2	1	-%		3	(34)	-%
Connected Devices	2,292	1,290	77.7%		7,015	4,067	72.5%
Total Business Solutions Wireless Net Additions	2,309	1,482	55.8%		6,944	4,542	52.9%

Business Solutions Wireless Postpaid Churn	1.01%	0.97%	4	BP	1.02%	0.97%	5	BP

Business Solutions IP Broadband Net Additions	25	15	66.7%		41	52	-21.2%

ENTERTAINMENT GROUP

The Entertainment Group segment provides video, internet, voice communication, and interactive and targeted advertising services to customers located in the U.S. or in U.S. territories. We utilize our copper and IP-based wired network and/or our satellite technology.

Segment Results
Dollars in millions	Three Months Ended			Nine Months Ended
Unaudited	September 30,		Percent	September 30,		Percent
	2017	2016	Change	2017	2016	Change
Segment Operating Revenues
Video entertainment	$9,200	$9,026	1.9%	$27,373	$26,893	1.8%
High-speed internet	1,916	1,892	1.3%	5,784	5,562	4.0%
Legacy voice and data services	949	1,168	-18.8%	3,010	3,725	-19.2%
Other service and equipment	583	634	-8.0%	1,786	1,909	-6.4%
Total Segment Operating Revenues	12,648	12,720	-0.6%	37,953	38,089	-0.4%

Segment Operating Expenses
Operations and support expenses	9,953	9,728	2.3%	29,112	28,875	0.8%
Depreciation and amortization	1,379	1,504	-8.3%	4,256	4,481	-5.0%
Total Segment Operating Expenses	11,332	11,232	0.9%	33,368	33,356	-%
Segment Operating Income	1,316	1,488	-11.6%	4,585	4,733	-3.1%
Equity in Net Income (Loss) of Affiliates	(6)	-	-%	(23)	1	-%
Segment Contribution	$1,310	$1,488	-12.0%	$4,562	$4,734	-3.6%

Segment Operating Income Margin	10.4%	11.7%		12.1%	12.4%

Supplementary Operating Data
Subscribers and connections in thousands				Nine Months Ended
Unaudited				September 30,		Percent
				2017	2016	Change
Video Connections
Satellite				20,605	20,777	-0.8%
U-verse				3,691	4,515	-18.3%
DIRECTV NOW				787	-	-%
Total Video Connections				25,083	25,292	-0.8%

Broadband Connections
IP				13,367	12,752	4.8%
DSL				964	1,424	-32.3%
Total Broadband Connections				14,331	14,176	1.1%

Voice Connections
Retail Consumer Switched Access Lines				4,996	6,155	-18.8%
U-verse Consumer VoIP Connections				5,337	5,378	-0.8%
Total Retail Consumer Voice Connections				10,333	11,533	-10.4%

	Three Months Ended			Nine Months Ended
	September 30,		Percent	September 30,		Percent
	2017	2016	Change	2017	2016	Change
Video Net Additions
Satellite	(251)	323	-%	(407)	993	-%
U-verse	(134)	(326)	58.9%	(562)	(1,099)	48.9%
DIRECTV NOW	296	-	-%	520	-	-%
Total Video Net Additions	(89)	(3)	-%	(449)	(106)	-%

Broadband Net Additions
IP	125	156	-19.9%	479	396	21.0%
DSL	(96)	(161)	40.4%	(327)	(506)	35.4%
Total Broadband Net Additions	29	(5)	-%	152	(110)	-%

CONSUMER MOBILITY

The Consumer Mobility segment provides nationwide wireless service to consumers and wholesale and resale wireless subscribers located in the U.S. or in U.S. territories. We utilize our U.S. wireless network to provide voice and data services, including high-speed internet, video, and home monitoring services.

Segment Results
Dollars in millions	Three Months Ended				Nine Months Ended
Unaudited	September 30,		Percent		September 30,		Percent
	2017	2016	Change		2017	2016	Change
Segment Operating Revenues
Service	$6,507	$6,914	-5.9%		$19,644	$20,805	-5.6%
Equipment	1,241	1,353	-8.3%		3,635	3,976	-8.6%
Total Segment Operating Revenues	7,748	8,267	-6.3%		23,279	24,781	-6.1%

Segment Operating Expenses
Operations and support expenses	4,551	4,751	-4.2%		13,599	14,343	-5.2%
Depreciation and amortization	877	944	-7.1%		2,621	2,798	-6.3%
Total Segment Operating Expenses	5,428	5,695	-4.7%		16,220	17,141	-5.4%
Segment Operating Income	2,320	2,572	-9.8%		7,059	7,640	-7.6%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Segment Contribution	$2,320	$2,572	-9.8%		$7,059	$7,640	-7.6%

Segment Operating Income Margin	29.9%	31.1%			30.3%	30.8%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,		Percent
					2017	2016	Change
Consumer Mobility Subscribers
Postpaid					26,003	27,374	-5.0%
Prepaid					15,136	13,035	16.1%
Branded					41,139	40,409	1.8%
Reseller					9,800	12,566	-22.0%
Connected Devices					489	936	-47.8%
Total Consumer Mobility Subscribers					51,428	53,911	-4.6%

	Three Months Ended				Nine Months Ended
	September 30,		Percent		September 30,		Percent
	2017	2016	Change		2017	2016	Change
Consumer Mobility Net Additions
Postpaid	102	21	-%		127	89	42.7%
Prepaid[1]	324	304	6.6%		873	1,169	-25.3%
Branded	426	325	31.1%		1,000	1,258	-20.5%
Reseller	(394)	(316)	-24.7%		(1,345)	(1,140)	-18.0%
Connected Devices[1]	(18)	41	-%		87	14	-%
Total Consumer Mobility Net Additions	14	50	-72.0%		(258)	132	-%

Total Churn	2.37%	2.11%	26	BP	2.32%	2.06%	26	BP
Postpaid Churn	1.17%	1.19%	-2	BP	1.16%	1.17%	-1	BP
[1]Effective July 1, 2017 we prospectively reclassified prepaid internet of things (IoT) connections from connected devices to prepaid.

INTERNATIONAL

The International segment provides entertainment services in Latin America and wireless services in Mexico. Video entertainment services are provided to primarily residential customers using satellite technology. We utilize our regional and national wireless networks in Mexico to provide consumer and business customers with wireless data and voice communication services. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates.

Segment Results
Dollars in millions	Three Months Ended			Nine Months Ended
Unaudited	September 30,		Percent	September 30,		Percent
	2017	2016	Change	2017	2016	Change
Segment Operating Revenues
Video entertainment	$1,363	$1,297	5.1%	$4,065	$3,649	11.4%
Wireless service	536	484	10.7%	1,546	1,428	8.3%
Wireless equipment	200	98	-%	443	297	49.2%
Total Segment Operating Revenues	2,099	1,879	11.7%	6,054	5,374	12.7%

Segment Operating Expenses
Operations and support expenses	1,937	1,640	18.1%	5,468	4,951	10.4%
Depreciation and amortization	304	293	3.8%	905	868	4.3%
Total Segment Operating Expenses	2,241	1,933	15.9%	6,373	5,819	9.5%
Segment Operating Income (Loss)	(142)	(54)	-%	(319)	(445)	28.3%
Equity in Net Income (Loss) of Affiliates	17	1	-%	62	24	-%
Segment Contribution	$(125)	$(53)	-%	$(257)	$(421)	39.0%

Segment Operating Income Margin	(6.8)%	(2.9)%		(5.3)%	(8.3)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				September 30,		Percent
				2017	2016	Change
Mexican Wireless Subscribers
Postpaid				5,316	4,733	12.3%
Prepaid				8,231	5,665	45.3%
Branded				13,547	10,398	30.3%
Reseller				232	300	-22.7%
Total Mexican Wireless Subscribers				13,779	10,698	28.8%

Latin America Satellite Subscribers
PanAmericana				8,201	7,139	14.9%
SKY Brazil				5,289	5,337	-0.9%
Total Latin America Satellite Subscribers				13,490	12,476	8.1%

	Three Months Ended			Nine Months Ended
	September 30,		Percent	September 30,		Percent
	2017	2016	Change	2017	2016	Change
Mexican Wireless Net Additions
Postpaid	129	163	-20.9%	351	444	-20.9%
Prepaid	585	606	-3.5%	1,504	1,670	-9.9%
Branded	714	769	-7.2%	1,855	2,114	-12.3%
Reseller	(17)	(26)	34.6%	(49)	(100)	51.0%
Total Mexican Wireless Net Additions	697	743	-6.2%	1,806	2,014	-10.3%

Latin America Satellite Net Additions
PanAmericana	98	(36)	-%	163	73	-%
SKY Brazil	(230)	(12)	-%	(260)	(107)	-%
Total Latin America Satellite Net Additions	(132)	(48)	-%	(97)	(34)	-%

SUPPLEMENTAL OPERATING INFORMATION - AT&T MOBILITY

As a supplemental discussion of our operating results, for comparison purposes, we are providing a view of our combined domestic wireless operations (AT&T Mobility).

Operating Results
Dollars in millions	Three Months Ended				Nine Months Ended
Unaudited	September 30,		Percent		September 30,		Percent
	2017	2016	Change		2017	2016	Change
Operating Revenues
Service	$14,541	$14,964	-2.8%		$43,613	$44,673	-2.4%
Equipment	2,895	3,229	-10.3%		8,508	9,398	-9.5%
Total Operating Revenues	17,436	18,193	-4.2%		52,121	54,071	-3.6%

Operating Expenses
Operations and support expenses	10,113	10,697	-5.5%		30,308	31,822	-4.8%
Depreciation and amortization	2,010	2,107	-4.6%		5,999	6,244	-3.9%
Total Operating Expenses	12,123	12,804	-5.3%		36,307	38,066	-4.6%
Operating Income	$5,313	$5,389	-1.4%		$15,814	$16,005	-1.2%

Operating Income Margin	30.5%	29.6%			30.3%	29.6%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,		Percent
					2017	2016	Change
AT&T Mobility Subscribers
Postpaid					77,415	77,388	-%
Prepaid					15,136	13,035	16.1%
Branded					92,551	90,423	2.4%
Reseller					9,877	12,624	-21.8%
Connected Devices					36,398	30,291	20.2%
Total AT&T Mobility Subscribers					138,826	133,338	4.1%

Domestic Licensed POPs (000,000)					326	323	0.9%

	Three Months Ended				Nine Months Ended
	September 30,		Percent		September 30,		Percent
	2017	2016	Change		2017	2016	Change
AT&T Mobility Net Additions
Postpaid	117	212	-44.8%		53	598	-91.1%
Prepaid[1]	324	304	6.6%		873	1,169	-25.3%
Branded	441	516	-14.5%		926	1,767	-47.6%
Reseller	(392)	(315)	-24.4%		(1,342)	(1,174)	-14.3%
Connected Devices[1]	2,274	1,331	70.8%		7,102	4,081	74.0%
Total AT&T Mobility Net Additions	2,323	1,532	51.6%		6,686	4,674	43.0%
M&A Activity, Partitioned Customers and Other Adjustments	3	1	-%		(2,720)	24	-%

Total Churn	1.32%	1.45%	-13	BP	1.35%	1.41%	-6	BP
Postpaid Churn	1.07%	1.05%	2	BP	1.07%	1.04%	3	BP
[1]Effective July 1, 2017 we prospectively reclassified prepaid internet of things (IoT) connections from connected devices to prepaid.

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited

September 30, 2017
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$17,061	$10,233	$6,828	$2,325	$4,503	$-	$4,503
Entertainment Group	12,648	9,953	2,695	1,379	1,316	(6)	1,310
Consumer Mobility	7,748	4,551	3,197	877	2,320	-	2,320
International	2,099	1,937	162	304	(142)	17	(125)
Segment Total	39,556	26,674	12,882	4,885	7,997	$11	$8,008
Corporate and Other	201	89	112	21	91
Acquisition-related items	-	134	(134)	1,136	(1,270)
Certain Significant items	(89)	326	(415)	-	(415)
AT&T Inc.	$39,668	$27,223	$12,445	$6,042	$6,403

September 30, 2016
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$17,767	$10,925	$6,842	$2,539	$4,303	$-	$4,303
Entertainment Group	12,720	9,728	2,992	1,504	1,488	-	1,488
Consumer Mobility	8,267	4,751	3,516	944	2,572	-	2,572
International	1,879	1,640	239	293	(54)	1	(53)
Segment Total	40,633	27,044	13,589	5,280	8,309	$1	$8,310
Corporate and Other	270	270	-	17	(17)
Acquisition-related items	-	290	(290)	1,282	(1,572)
Certain Significant items	(13)	299	(312)	-	(312)
AT&T Inc.	$40,890	$27,903	$12,987	$6,579	$6,408

Nine Months Ended
Dollars in millions
Unaudited

September 30, 2017
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$51,016	$30,722	$20,294	$6,972	$13,322	$-	$13,322
Entertainment Group	37,953	29,112	8,841	4,256	4,585	(23)	4,562
Consumer Mobility	23,279	13,599	9,680	2,621	7,059	-	7,059
International	6,054	5,468	586	905	(319)	62	(257)
Segment Total	118,302	78,901	39,401	14,754	24,647	$39	$24,686
Corporate and Other	657	397	260	54	206
Acquisition-related items	-	622	(622)	3,508	(4,130)
Certain Significant items	(89)	44	(133)	-	(133)
AT&T Inc.	$118,870	$79,964	$38,906	$18,316	$20,590

September 30, 2016
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$52,955	$32,584	$20,371	$7,568	$12,803	$-	$12,803
Entertainment Group	38,089	28,875	9,214	4,481	4,733	1	4,734
Consumer Mobility	24,781	14,343	10,438	2,798	7,640	-	7,640
International	5,374	4,951	423	868	(445)	24	(421)
Segment Total	121,199	80,753	40,446	15,715	24,731	$25	$24,756
Corporate and Other	759	940	(181)	54	(235)
Acquisition-related items	-	818	(818)	3,949	(4,767)
Certain Significant items	(13)	(383)	370	-	370
AT&T Inc.	$121,945	$82,128	$39,817	$19,718	$20,099